                                                                    EXHIBIT 99.1

                        NATIONWIDE LIFE INSURANCE COMPANY
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                  AS OF DECEMBER  31,
                                               -----------------------
(IN U.S.$ MILLIONS)                               2001          2000
                                               -----------   ---------
                                               (UNAUDITED)
ASSETS

Invested assets ..........................     $27,477.3     $23,138.0
Deferred policy acquisition costs ........       3,189.0       2,865.6
Other assets .............................         975.3         666.5
Assets held in separate accounts .........      59,513.0      65,897.2
                                               ---------     ---------
                                               $91,154.6     $92,567.3
                                               =========     =========
LIABILITIES AND SHAREHOLDER'S EQUITY

Future policy benefits and claims ........     $25,216.0     $22,183.6
Short-term borrowings ....................         100.0         118.7
Other liabilities ........................       2,607.9       1,164.9
Liabilities related to separate accounts..      59,513.0      65,897.2
                                               ---------     ---------
                                                87,436.9      89,364.4
Shareholder's equity .....................       3,717.7       3,202.9
                                               ---------     ---------
                                               $91,154.6     $92,567.3
                                               =========     =========

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

                                                                    EXHIBIT 99.1


                           NATIONWIDE LIFE INSURANCE COMPANY
                      CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                                 YEARS ENDED DECEMBER 31,
                                                            --------------------------------
(IN U.S.$ MILLIONS)                                            2001       2000      1999
                                                            --------    --------    --------
                                                           (UNAUDITED)
REVENUES
       Policy charges ...................................   $1,017.3    $1,091.4    $  895.5
       Life insurance premiums ..........................      251.1       240.0       220.8
       Net investment income ............................    1,725.0     1,654.9     1,520.8
       Net realized gains (losses) on investments:
          Unrelated parties .............................      (62.7)      (19.4)      (11.6)
          Related party .................................       44.4        --          --
       Other ............................................       14.1        17.0        66.1
                                                            --------    --------    --------
                                                             2,989.2     2,983.9     2,691.6
                                                            --------    --------    --------
BENEFITS AND EXPENSES
       Interest credited to policyholder account
          balances ......................................    1,238.7     1,182.4     1,096.3
        Other benefits and claims .......................      280.3       241.6       210.4
        Policyholder dividends on participating
         policies .......................................       41.7        44.5        42.4
        Amortization of deferred policy acquisition
         costs ..........................................      347.9       352.1       272.6
        Interest expense on short-term borrowings .......        6.2         1.3        --
        Other operating expenses ........................      444.1       479.0       463.4
                                                            --------    --------    --------
                                                             2,358.9     2,300.9     2,085.1
                                                            --------    --------   --------
       Income before federal income tax expense
          and cumulative effect of adoption of accounting
          principles ....................................      630.3       683.0       606.5
       Federal income tax expense .......................      161.4       207.7       201.4
                                                            --------    --------    --------
        Income before cumulative effect of adoption of
          accounting principles .........................      468.9       475.3       405.1
      Cumulative effect of adoption of accounting
          principles, net of tax ........................       (7.1)       --          --
                                                            --------    --------    --------
            Net income ..................................   $  461.8    $  475.3    $  405.1
                                                            ========    ========    ========


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